8

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  AUGUST  4,  2005


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     0-3936         11-1826363
     (State  or  other  jurisdiction (Commission      (IRS  Employer
         of  incorporation)           File  Number)   Identification  No.)

                      80  CABOT  COURT
                HAUPPAUGE,  NEW  YORK                     11788
     (Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17CFR  240.13e-4(c))

ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On August 4, 2005, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its second quarter and six months ended June 30, 2005. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and amortization of unearned compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:




                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



FOR  IMMEDIATE  RELEASE

CONTACT          or        Investor  Relations  Counsel
-------
Mitchell  Binder           Linda  Latman,  212-836-9609
Vice  President-Finance    Andreas  Marathovouniotis,  212-836-9611
631-435-8300               The  Equity  Group  Inc.

            ORBIT INTERNATIONAL CORP. REPORTS SECOND QUARTER RESULTS
            --------------------------------------------------------

                NET INCOME INCREASES 94% ON 54% INCREASE IN SALES
                -------------------------------------------------
                       BACKLOG UP 32% FROM THE PRIOR YEAR
                       ----------------------------------

                                UPDATES GUIDANCE
                                ----------------

Hauppauge, New York, August 4, 2005 - Orbit International Corp. (NASDAQ:ORBT), a supplier of military and defense electronics, today announced results for the second quarter ended June 30, 2005. The results of operations of Orbit's acquisition, Tulip Development Laboratory, Inc. and its manufacturing affiliate, TDL Manufacturing, Inc. ("Tulip") are included as of April 4, 2005, the date the transaction was consummated.

SECOND  QUARTER  2005(1)VS.  SECOND  QUARTER  2004(1)
-----------------------------------------------------
-     Net  sales  increased  54%  to  $6,725,000  from  $4,364,000;
-     Gross  margin  was  45.3%  compared  to  43.6%;
- Earnings before interest, taxes, depreciation and amortization, and amortization of unearned compensation (EBITDA) increased by 147% to $1,108,000 ($.25 per diluted share) compared to $449,000 ($.12 per diluted share);
- Net income increased by 94% to $824,000, or $.18 per diluted share, compared to $424,000, or $.11 per diluted share.
- Backlog at June 30, 2005 increased by 32% to approximately $14.5 million compared to $11 million, a year ago.

     (1) Per share amounts have been adjusted for the 25% stock dividend effective July 18, 2005.

As the table on page 3 indicates, for the first half of 2005 compared to the first half of 2004, net sales increased 37% which generated an 87% increase in EBITDA, a 59% increase in net income and a 42% increase in diluted earnings per share.

Dennis Sunshine, President and Chief Executive Officer, commented, "We have every reason to be proud of our operating and financial results for the second quarter and year-to-date. Sales from our Power Units Segment continued to be strong and the inclusion of Tulip also factored into the 54% increase in net sales. As we have regularly reported, we continued to build our backlog with important new programs and add-ons to existing programs which positions us quite well for the remainder of 2005 and into 2006."

                                     (more)


Orbit  International  News  Release     Page  2
August  4,  2005


Mitchell Binder, Chief Financial Officer, also commented, "Our Company's balance sheet remains strong. At June 30, 2005, total current assets were $17,732,000 versus total current liabilities of $4,304,000 for a 4.1 to 1 current ratio."

Mr. Binder added, "The amount of intangible assets, separate from goodwill, resulting from the Tulip acquisition was greater than anticipated. Consequently, the amortization of these intangible assets will have an adverse effect on net income in future periods, but will have no effect on EBITDA. We have increased our 2005 guidance for EBITDA to between $3,200,000 and $3,500,000 from our earlier expectation of between $3,100,000 and $3,300,000. It appears that 2005 sales, net income and diluted earnings per share will be at the high end, or will slightly exceed our previously announced guidance. Our sales guidance had been between $23.2 million and $23.8 million. Our net income guidance had been between $2,550,000 and $2,750,000 or between $.62 and $.67 per diluted share."

CONFERENCE  CALL
----------------

The Company will hold a conference call for investors today, August 4, 2005, at 11:00 a.m. (EDT). Interested parties may participate in the call by dialing 706-679-0886; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp. is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display. For a more detailed discussion of the risks inherent in the Company's business, the reader is referred to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding building backlog with important new programs and add-ons to existing programs well-positioning the Company for the remainder of 2005 and into 2006, and updating guidance for 2005. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions, changing needs of the defense sector and the Company's customers and integration of the new Tulip acquisition. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

                            (See Accompanying Tables)

Orbit  International  News Release                                        Page 3
August  4,  2005
                            Orbit International Corp.
                        Consolidated Statements of Income
                      (in thousands, except per share data)
                                   (unaudited)



                                           Three Months Ended         Six Months Ended
                                                June 30,                  June 30,
                                        2005       2004             2005         2004

Net sales. . . . . . . . . . . . . . $ 6,725   $  4,364           $12,128      $8,862

Cost of sales. . . . . .               3,677      2,463             6,714       4,956

Gross profit . . . . . . . . . .       3,048      1,901             5,414       3,906

Selling general and administrative
   expenses. . . . . . . . . . . .     2,166      1,503             3,935       3,042

Interest expense . .  .                  102         -                103           1

Investment and other income. .           (44)       (26)              (77)        (50)

Net income before taxes. .               824        424             1,453         913

Income tax . . . . . . . . . . . .         -         -                 -           -

Net income . .  . . . .                  824        424             1,453         913


Basic earnings per share * . . .  $     0.20   $   0.12           $  0.38      $ 0.26

Diluted earnings per share * . .  $     0.18   $   0.11           $  0.34      $ 0.24

Weighted average number of shares outstanding:
 Basic * . . . . . . . . .             4,071      3,462             3,814       3,460
 Diluted * . . . . . . . .             4,458      3,870             4,253       3,880



*All share and per share amounts presented have been adjusted for the 25% stock dividend effective July 18,
2005.

Orbit  International  News  Release
Page  4
August  4,  2005
                            Orbit International Corp.
                        Consolidated Statements of Income
                      (in thousands, except per share data)
                                   (unaudited)


                                           Three Months Ended        Six Months Ended
                                                June 30,                 June 30,
                                           2005          2004       2005          2004

EBITDA Reconciliation
-----------------------------------------
Net income. . . . . . . . . . . . . .        824          424      1,453           913
Interest expense. . . . . . . . . . . . .    102           -         103             1
Depreciation and amortization . . . . . .    138           18        156            38
Amortization of unearned compensation    .    44            7         88             9
EBITDA (1). . . . . . .  . . . . .     $   1,108  $       449     $1,800           961

EBITDA Per Diluted Share Reconciliation*
-----------------------------------------
Net income. . . . . . . . . . . . . . . .$  0.18  $      0.11     $ 0.34        $0.24
Interest expense. . . . . . . . . . . . .   0.03         0.01       0.02         0.00
Depreciation and amortization . . . . . .   0.03         0.00       0.04         0.01
Amortization of unearned compensation . .   0.01         0.00       0.02         0.00
EBITDA per diluted share * (1). . . . . .$  0.25  $      0.12     $ 0.42        $0.25




*All  share  and  per  share  amounts  presented  have been adjusted for the 25% stock dividend  effective  July  18,  2005.


1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, security analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.


Orbit  International  News  Release     Page  4
August  4,  2005
                            Orbit International Corp.
                           Consolidated Balance Sheets



                                                            June 30, 2005    December 31, 2004
                                                            ---------------  -------------------
ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .      (unaudited)            (audited)
Current assets
 Cash and cash equivalents . . . . . . . . . . . . . . . .  $    4,191,000   $        1,112,000
 Investments in marketable securities. . . . . . . . . . .         589,000              158,000
 Accounts receivable, less allowance for doubtful accounts       3,418,000            2,472,000
 Inventories . . . . . . . . . . . . . . . . . . . . . . .       8,934,000            8,265,000
 Other current assets. . . . . . . . . . . . . . . . . . .         110,000              147,000
 Deferred tax asset. . . . . . . . . . . . . . . . . . . .         490,000              564,000
                                                            ---------------  -------------------

   Total current assets. . . . . . . . . . . . . . . . . .      17,732,000           12,718,000

Property and equipment, net. . . . . . . . . . . . . . . .         403,000              198,000
Goodwill . . . . . . . . . . . . . . . . . . . . . . . . .       5,984,000              868,000
Intangible assets, net . . . . . . . . . . . . . . . . . .       1,855,000
Other assets . . . . . . . . . . . . . . . . . . . . . . .       1,172,000            1,058,000
Deferred tax asset . . . . . . . . . . . . . . . . . . . .       1,206,000              200,000
                                                            ---------------  -------------------

 Total assets. . . . . . . . . . . . . . . . . . . . . . .  $   28,352,000   $       15,042,000
                                                            ===============  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Current portion of long term obligations. . . . . . . . .       1,125,000               13,000
 Accounts payable. . . . . . . . . . . . . . . . . . . . .       1,232,000              712,000
 Accrued expenses. . . . . . . . . . . . . . . . . . . . .       1,348,000              976,000
 Customer advances . . . . . . . . . . . . . . . . . . . .         514,000                    -
 Deferred income . . . . . . . . . . . . . . . . . . . . .          85,000               85,000
                                                            ---------------  -------------------

   Total current liabilities . . . . . . . . . . . . . . .       4,304,000            1,786,000

Deferred income. . . . . . . . . . . . . . . . . . . . . .         556,000              598,000
Long-term obligations, net of current maturities . . . . .       5,841,000               20,000
                                                            ---------------  -------------------

   Total liabilities . . . . . . . . . . . . . . . . . . .      10,701,000            2,404,000

Stockholders' Equity
 Common stock. . . . . . . . . . . . . . . . . . . . . . .         359,000              307,000
 Additional paid-in capital. . . . . . . . . . . . . . . .      20,084,000           16,657,000
 Unearned compensation . . . . . . . . . . . . . . . . . .      (1,428,000)          (1,516,000)
 Accumulated other comprehensive loss. . . . . . . . . . .         (10,000)              (3,000)
 Accumulated deficit . . . . . . . . . . . . . . . . . . .      (1,354,000)          (2,807,000)
                                                            ---------------  -------------------

   Stockholders' equity. . . . . . . . . . . . . . . . . .      17,651,000           12,638,000
                                                            ---------------  -------------------

   Total liabilities and stockholders' equity. . . . . . .  $   28,352,000   $       15,042,000
                                                            ===============  ===================




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     August  5,  2005


                              Orbit  International  Corp.


                                By:  /s/  Dennis  Sunshine
                                     ---------------------
                                Dennis  Sunshine
                                Chief  Executive  Officer  and  President